BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

New Issue Computational Materials

$309,400,000 (approximate +/-10%)

Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates,
Series 2004-2

Bear Stearns Asset-Backed Securities I LLC
Depositor

EMC Mortgage Corporation Mortgage Loan Seller & Master Servicer

Bear, Stearns & Co. Inc.
Sole Manager

All Statistical Information based upon Information as of August 1, 2004

September 27, 2004

BEAR
STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

Certificate Information to 10% Optional Clean-Up Call

           Certificate         Ratings            CE          Pass-Thru       Window       WAL          Certificate
 Class       Size (1)          S&P/Ftc        Levels (1)        Rate          (mos)       (yrs)             Type
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
  A-1        $68,000,000       AAA/AAA          12.25% (2)  LIBOR (3)(6)       1-89       2.556      Senior Pass-Through
  A-2        119,262,000       AAA/AAA          12.25% (2)  LIBOR (3)(6)       1-51       1.500          Senior Seq
  A-3         34,238,000       AAA/AAA          12.25% (2)  LIBOR (3)(6)      51-89       6.234          Senior Seq
  A-4         40,000,000       AAA/AAA          15.48% (2)  LIBOR (3)(6)       1-55       1.584          Senior Seq
  A-5         10,000,000       AAA/AAA          12.25% (2)  LIBOR (3)(6)      55-89       6.445    Senior/Subordinate Seq
  A-IO      Notional (4)       AAA/AAA          12.25% (2)      5.00%          N/A        1.238*      NAS IO (30-mos)
  M-1        $11,293,000       AA+/AA+           8.60% (2)  LIBOR (5)(6)      39-89       4.579          Subordinate
  M-2        $15,006,000         A/A             3.75% (2)  LIBOR (5)(6)      38-89       4.398          Subordinate
  M-3         $9,282,000       BBB/BBB           0.75% (2)  LIBOR (5)(6)      37-89       3.799          Subordinate
   B          $2,321,000      BBB-/BBB-          0.00% (2)  LIBOR (5)(6)      37-81       3.546         Subordinate
--------- --------------- ------------------ -------------- -------------- ------------- --------- -----------------------
NOTES:	- Prepayment Pricing Speed Assumption is 25% CPR - Certificates are subject to a variance of +/- 10%	- Certificates will be priced to a 10% clean-up call -*Class A-IO duration provided under column WAL

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.
(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in November 2004, excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 1.85% of the Cut-Off Date unpaid principal balance of the mortgage loans.
(3)	The Pass-Through Rate for the Class A Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in March 2007, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the margin for the Class A Certificates will increase by 2 times.
(4)	The Class A-IO Certificates will not have a Certificate Principal Balance and will not be entitled to distributions of principal. The Class A-IO Certificates will accrue interest based on a Notional Amount equal to the lesser of approximately $30,940,000 and the aggregate principal balance of the mortgage loans for the first 30 distribution dates at a fixed rate as shown above.
(5)	The Pass-Through Rate for the Class M-1, Class M-2, Class M-3, and Class B Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin, subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in March 2007, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.
(6)	The holders of the offered certificates will be entitled to the benefit of a Yield Maintenance Agreement (as described more fully herein) purchased with respect to the fixed-rate mortgage loans. If on a distribution date the amount of interest payable to the Certificates is limited by the Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the Yield Maintenance Agreement. The Yield Maintenance Account, Cap Rates, Strike Prices and Counterparty are all further described herein.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

THE COLLATERAL

-	Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table below.
-	All mortgage loans are serviced by EMC Mortgage Corporation.
-	As of the Cut-Off Date, no more than approximately 7% of the mortgage loans will be 31-60 days delinquent. Additionally, approximately 30% of the pool has been delinquent more than once in the last twelve months. No loan will be greater than 60 days delinquent as of the cut-off date.
-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 28% of the loans were acquired from a clean-up calls of 27 separate securitizations including twelve United Companies Financial Corporation securitizations (1995-D, 1996-A, 1996-C, 1996-D, 1997-A, 1997-B, 1997-C, 1997-D, 1998-A, 1998-BA, 1998-C and 1998-D), six AFC securitizations (1993-AFC1, 1995-5, 1996-1, 1996-2, 1997-1 and 1996-4), six Aames Capital Corporation securitizations (1997-A, 1997-B, 1997-C, 1997-D, 1998-A and 1998-B), two RTC securitizations (RTC 91-7 and RTC 94-1) and Life Bank 1998-1.
-	The largest Originators (more than 10%) include Aames (approximately 16%), WMC Morgtgage (approximately 11% ) and Life Bank (approximately 11%).

  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                        Index/         Principal     % of    Gross     WAM     AGE     Oterm    Gross     Curr
     Loan Type           Term           Balance      Pool     WAC    (mos.)   (mos.)  (mos.)    Margin    CLTV    FICO
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
   ARM/1st Lien        1 YR CMT        $6,372,964    2.06    6.063     272      76      272     3.520    69.86     648
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
   ARM/1st Lien       1 YR LIBOR       $757,659     0.24    6.382     329      31      329     3.476    77.23     664
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
   ARM/1st Lien        6MO LIBOR       $151,414,490  48.94    7.713     344      16      344     6.042    80.05     595
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
   ARM/2st Lien        6MO LIBOR       $64,218      0.02    8.506     300      12      300     5.657    97.05     730
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                      Total ARMs:     $158,609,331  51.26    7.641     341      18      341     5.928    79.63     598
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/1st Lien      Full Amort      $117,908,879  38.11    9.057     258      50      261     0.000    72.51     602
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/2st Lien      Full Amort      $10,128,013    3.27   10.969     186      37      186     0.000    87.22     621
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/1st Lien        Balloon       $12,908,767    4.17   10.143     273      78      101     0.000    71.53     599
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
  Fixed/2st Lien        Balloon        $9,847,651    3.18   10.564     339      18      162     0.000    94.90     635
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                     Total Fixed:     $150,793,310  48.73    9.377     260      49      236     0.000    74.88     605
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------
                   Total Portfolio:   $309,402,641  100.00   8.487     301      34      290     5.928    77.32     601
  ---------------- ------------------ ------------- ------- -------- -------- ------- -------- --------- ------- --------

All collateral information provided herein has been calculated using information as of
August 1, 2004 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities, Inc.

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	EMC Mortgage Corporation

Servicers:	EMC Mortgage Corporation

Sole Manager:	Bear, Stearns & Co. Inc.

Yield Maintenance Provider:	Bear Stearns Financial Products Inc. ("BSFP"), a subsidiary of the Bear Stearns Companies and an affiliate of Bear, Stearns & Co. Inc. and EMC Mortgage Corporation. BSFP is rated Aaa/AAA by Moody's and S&P, respectively.

Trustee:	LaSalle Bank National Association

Rating Agencies:	Standard & Poor's Ratings Group and FitchRatings.

Cut-off Date:	September 1, 2004

Settlement Date:	On or about September 30, 2004

Distribution Date:	25th day of each month (or the next business day), commencing October 2004

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA Eligibility:	None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984. The servicer will be obligated to advance, or cause to be advanced, cash advances

P&I Advances:	with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Trustee will be obligated to back-stop the servicer's obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (0.50%) and (2) the Trustee Fee Rate (0.01%).

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The 'accrual period' for all of the Certificates, other than the Class A-IO Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The `accrual period' for the Class A-IO Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

The trustee will calculate interest on all of the Certificates, other than the Class A-IO Certificates, on an actual/360 basis and for the Class A-IO Certificates on a 30/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:	Subordination: Initially, 12.25% for the Class A Certificates, 8.60% for the Class M-1 Certificates, 3.75 % for the Class M-2 Certificates, 0.75% for the M-3 Certificates and 0.00% for the Class B Certificates.

• Overcollateralization ("OC")

Initial (% Orig.) OC Target (% Orig.) Stepdown (% Current) OC Floor (% Orig.)	0.00% 1.85% 3.70% 0.50%

• Excess spread, which will initially be equal to approximately [540] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the November 2004 Distribution Date. See schedule of excess spread on page 13.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount of such Class immediately prior to such distribution date.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

Principal Distribution Amount:	With respect to any distribution date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) the Available Distribution Amount for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in October 2007 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralized Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [26.60]%.

Trigger Event:	A 'Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds [35]% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralized Amount and Losses are greater than approximately [5.75]% from month 37 to 48, [7.75]% from month 49-60,[ 9.00]% from month 61 to 72 and [9.50]% thereafter.

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority: Interest Distributions:

1)	To the holders of the Class A and Class A-IO Certificates, the related Interest Distribution Amount and related Unpaid Interest Shortfall Amount;
2)	To the holders of the Class M-1, Class M-2 and Class M-3 Certificates, sequentially, the Interest Distribution Amount for each such class; and
3)	To the holders of the Class B Certificates, the related Interest Distribution Amount.

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect

1)	To the holders of the Class A Certificates, concurrently to the Class A-1 Certificates, the sum of the Class A-2 and Class A3 Certificates (sequentially first to Class A-2 and then to Class A-3) and the sum of the Class A-4 and Class A-5 Certificates (sequentially first to Class A-4 and then to Class A-5) until the Certificate Principal Balance of each such class has been reduced to zero;
2)	To the holders of the Class M-1, Class M-2, Class M-3, and Class B Certificates, sequentially, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect

1)	To the holders of the Class A Certificates, the Class A Principal Distribution Amount, concurrently to the Class A-1 Certificates, the sum of the Class A-2 and Class A3 Certificates (sequentially first to Class A-2 and then to Class A-3) and the sum of the Class A-4 and Class A-5 Certificates (sequentially first to Class A-4 and then to Class A-5) until the Certificate Principal Balance of each such class has been reduced to zero;
2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
4)	To the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and
5)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cashflow:

1)	To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;
2)	To the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;
3)	To the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;
4)	To the holders of the Class M-3 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates; and
5)	To the holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates; and
6)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) 71.80% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period less the Overcollateralization Floor.

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) 79.10% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) 88.80% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x) 94.80% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1, Class M-2, and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) 96.30% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount:	With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 1.85% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x)3.70% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $1,547,010 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. As of August 1, 2004, the OC Target Amount would have been approximately $5.72 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-IO Certificates) as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth to the Class M-3, fifth to the Class M-2 , sixth to the Class M-1 Certificates and seventh to the Class A Certificates on a pro-rata basis. Any realized losses that would be allocated to the Class A-4 Certificates will instead be allocated to the Class A-5 Certificates.

Once Realized Losses have been allocated to the Certificates, such amounts with respect to such certificates will no longer accrue interest.

Allocated Realized Loss Amount:	With respect to any of the Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Yield Maintenance Agreement:	The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to a yield maintenance agreement purchased with respect to the first-lien fixed rate mortgage loans, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the "Yield Maintenance Agreement").

On each Distribution Date, payments under the Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Principal Balance of the fixed rate mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 18% CPR through March 2008 (assuming no losses or delinquencies), and zero thereafter. It is anticipated that the Yield Maintenance will include the following terms:

                                                                         Notional Balance               Strike Rate       Months

                                                                         Fixed Rate Loans @ 18% CPR       7.13%            1-30
                                                                         Fixed Rate Loans @ 18% CPR       8.13%           31-42

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2004

----------------------------------------------------------------------------------------------------------
Loan Characteristic                      Fixed Pool             Adjustable Pool                Total Pool
----------------------------------------------------------------------------------------------------------
 Expected Pool Balance              $150,793,309.64             $158,609,331.04           $309,402,640.68
 Average Balance                         $54,833.93                 $152,802.82                $81,679.68
 % Conforming Balances                       88.02%                      77.16%                    82.45%
----------------------------------------------------------------------------------------------------------
 WA Gross WAC                                9.377%                      7.641%                    8.487%
 Range of Gross WAC                3.250% - 16.850%            3.375% - 14.625%          3.250% - 16.850%
 WA Net WAC (%)                              8.877%                     7.1411%                    7.987%
 WAM (mos)                                      236                         341                       290
 WA Age (mos)                                    50                          19                        34
 WA Orig. Term (mos)                            285                         359                       323
----------------------------------------------------------------------------------------------------------
Fixed Rate Balloon                           12.23%                         N/A                     5.84%
Fixed Rate Fully Amortizing                  87.77%                         N/A                    41.88%
Adjustable Rate                                 N/A                     100.00%                    52.28%
----------------------------------------------------------------------------------------------------------
 First Lien / Second Lien             83.35%/12.23%               100.00% /---%              92.06%/7.94%
----------------------------------------------------------------------------------------------------------
Current Balance
$0 - $49,999                                 30.69%                       2.85%                    16.42%
$50,000 - $99,999                            28.11%                      14.13%                    20.94%
$100,000 - $149,999                          14.69%                      17.68%                    16.22%
$150,000 - $199,999                           8.33%                      14.11%                    11.29%
$200,000 - $249,999                           5.63%                      13.54%                     9.69%
$250,000 - $299,999                           3.79%                       8.73%                     6.32%
$300,000 - $349,999                           2.17%                       6.51%                     4.39%
$350,000 - $399,999                           1.46%                       5.23%                     3.39%
$400,000 - $449,999                           1.95%                       5.31%                     3.67%
$450,000 - $499,999                           2.47%                       3.60%                     3.05%
$500,000 - $549,999                           0.33%                       2.30%                     1.34%
$550,000 - $599,999                           0.38%                       1.81%                     1.12%
$600,000 - $649,999                           --- %                       1.22%                     0.62%
$650,000 and above                            --- %                       2.99%                     1.53%
----------------------------------------------------------------------------------------------------------
Interest Rate
Up to 5.999%                                  4.99%                      12.51%                     8.84%
6.000% - 6.999%                              14.08%                      25.66%                    20.02%
7.000% - 7.999%                              12.46%                      25.08%                    18.93%
8.000% - 8.999%                              14.98%                      20.10%                    17.61%
9.000% - 9.999%                              13.11%                      10.23%                    11.63%
10.000% - 10.999%                            13.64%                       3.34%                     8.36%
11.000% - 11.999%                            13.65%                       2.30%                     7.83%
12.000% - 12.999%                             8.77%                       0.63%                     4.60%
13.000% - 13.999%                             3.28%                       0.11%                     1.65%
14.000% - 14.999%                             0.70%                       0.06%                     0.37%
15.000% and above                             0.33%                        ---%                     0.16%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2004

-----------------------------------------------------------------------------------------------------------
Loan Characteristic                   Fixed Pool             Adjustable Pool                    Total Pool
-----------------------------------------------------------------------------------------------------------
Age (Months)
0 - 12                                    34.13%                      78.93%                        57.09%
13 - 24                                    9.96%                       7.09%                         8.49%
25 - 36                                    3.70%                       0.68%                         2.15%
37 - 48                                    1.28%                       0.49%                         0.87%
49 - 60                                    0.13%                       --- %                         0.06%
61 - 72                                    3.42%                       0.54%                         1.94%
73 - 84                                   24.57%                       3.93%                        13.98%
85 - 96                                   16.24%                       6.78%                        11.39%
97 and Greater                             6.58%                       1.57%                         4.01%

Original Term
1-15 Years                                33.53%                       0.40%                        16.54%
16-30 Years                               66.32%                      99.60%                        83.38%
30+ Years                                  0.15%                       --- %                         0.07%
-----------------------------------------------------------------------------------------------------------
Credit Score
Weighted Average                             612                         599                           605
Not Available                              1.09%                       0.34%                         0.70%
Up to 549                                 27.38%                      30.75%                        29.11%
550 to 599                                17.95%                      20.83%                        19.43%
600 to 649                                19.11%                      22.38%                        20.79%
650 to 699                                19.34%                      14.52%                        16.87%
700 and Greater                           15.13%                      11.18%                        13.11%
-----------------------------------------------------------------------------------------------------------
 Current CLTV
 Weighted Average                         74.88%                      79.63%                        77.32%
 % LTV's > 80%                            37.98%                      39.90%                        38.96%
 % of LTV's > 80% with MI
Insurance                                  9.77%                       1.00%                         5.16%
-----------------------------------------------------------------------------------------------------------
Original CLTV
Weighted Average                          80.86%                      80.79%                        80.82%
10.01 - 20.00%                             0.11%                       0.04%                         0.08%
20.01% - 30.00%                            0.27%                       0.24%                         0.25%
30.01% - 40.00%                            1.23%                       0.19%                         0.70%
40.01% - 50.00%                            1.44%                       0.68%                         1.05%
50.01% - 60.00%                            5.02%                       2.81%                         3.89%
60.01% - 70.00%                           11.33%                      10.94%                        11.13%
70.01% - 80.00%                           32.21%                      43.08%                        37.78%
80.01% - 90.00%                           25.63%                      27.48%                        26.58%
90.01% - 100.00%                          21.88%                      14.47%                        18.08%
100.01% and above                          0.86%                       0.06%                         0.45%
-----------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2004

-------------------------------------------------------------------------------------------------------------
Loan Characteristic                     Fixed Pool              Adjustable Pool                   Total Pool
-------------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied                             89.01%                       92.08%                       90.58%
 Investor Property                           5.85%                        6.44%                        6.15%
 Second Home                                 4.97%                        1.48%                        3.18%
 Vacant                                      0.17%                        --- %                        0.08%

Loan Purpose
 Purchase Money                             38.43%                       40.31%                       39.39%
 Cash-Out Refi                              52.23%                       46.69%                       49.54%
 Rate/Term Refi                              9.05%                       13.00%                       11.07%
-------------------------------------------------------------------------------------------------------------
Insurance
 Conventional w/MI                           3.83%                        0.43%                        2.29%
 Conventional w/o MI                        96.17%                       99.57%                       97.71%

-------------------------------------------------------------------------------------------------------------
Geographic Concentration (> 5%)
 California                                 17.42%                       32.17%                       24.98%
 Florida                                     7.09%                        7.20%                        7.15%
 New York                                    7.64%                        6.21%                        6.90%
 Texas                                       6.73%                        --- %                        --- %

Property Type
 Single Family Detached                     76.15%                       76.45%                       76.30%
 2-4 Family                                  7.36%                        7.92%                        7.65%
 Planned Unit Development                    6.17%                        9.09%                        7.67%
 Condominium                                 3.59%                        5.36%                        4.49%
 Mobile/Manufactured Home                    5.75%                        0.71%                        3.17%
 Townhouse                                   0.28%                        0.43%                        0.36%
 Other                                       0.70%                        0.04%                        0.36%
-------------------------------------------------------------------------------------------------------------
Loan Type
 Fixed Rate Balloon                         15.09%                        --- %                        7.35%
 Fixed Rate Fully Amortizing                84.91%                        --- %                       41.38%
 1-YR CMT                                     ---%                        4.02%                        2.06%
 WSJ 6-Month LIBOR                            ---%                       94.66%                       48.96%
 Other                                        ---%                        1.32%                        0.24%
-------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2004

---------------------------------------------------------------------------------------------------------
Loan Characteristic                  Fixed Pool                   Adjustable                   Total Pool
----------------------------------------------------------------------------------------------------------
Gross Margin
Weighted Average (Arms Only)                                          5.928%                       5.928%
Fixed Rate Mortgage Loans               100.00%                        --- %                       48.74%
Up to 2.999%                               ---%                        3.58%                        1.84%
3.000% - 3.999%                            ---%                        1.86%                        0.95%
4.000% - 4.999%                            ---%                       10.27%                        5.26%
5.000% - 5.999%                            ---%                       37.81%                       19.38%
6.000% - 6.999%                            ---%                       32.43%                       16.63%
7.000% - 7.999%                            ---%                        7.98%                        4.09%
8.000% and above                           ---%                        6.07%                        3.11%
----------------------------------------------------------------------------------------------------------

Maximum Interest Rate
Weighted Average (Arms Only)                                         14.048%                      14.048%
Fixed Rate Mortgage Loans               100.00%                        --- %                       48.74%
Up to 11.999%                              ---%                       10.28%                        5.27%
12.000% - 12.999%                          ---%                       16.54%                        8.48%
13.000% - 13.999%                          ---%                       24.99%                       12.81%
14.000% - 14.999%                          ---%                       22.56%                       11.56%
15.000% - 15.999%                          ---%                       14.44%                        7.40%
16.000% - 16.999%                          ---%                        6.05%                        3.10%
17.000% - 17.999%                          ---%                        3.05%                        1.56%
18.000% - 18.999%                          ---%                        1.54%                        0.79%
19.000% - 19.999%                          ---%                        0.48%                        0.25%
20.000% and above                          ---%                        0.07%                        0.04%

----------------------------------------------------------------------------------------------------------
Months to Next Rate Adjustment
Weighted Average (Arms Only)                                              19                           19
Fixed Rate Mortgage Loans               100.00%                        --- %                       48.74%
0-3                                        ---%                        7.44%                        3.81%
4-7                                        ---%                        7.14%                        3.66%
8-11                                       ---%                        4.31%                        2.21%
12-15                                      ---%                       21.52%                       11.03%
16-19                                      ---%                       20.71%                       10.62%
20-23                                      ---%                        6.11%                        3.13%
24-39                                      ---%                       30.04%                       15.40%
44-47                                      ---%                        0.28%                        0.14%
48-51                                      ---%                        2.45%                        1.26%
----------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

----------------------------------------------------------------------------------------------------
                 Distribution         AFC           AFC               Excess             Excess
   Period             Date           Rate (1)      Rate (2)        Spread bps (1)     Spread bps (3)
----------------------------------------------------------------------------------------------------
     1              25-Oct-04         7.48          7.48                540               540
     2              25-Nov-04         7.22          9.17                488               488
     3              25-Dec-04         7.44          9.34                494               483
     4              25-Jan-05         7.18          9.15                484               460
     5              25-Feb-05         7.17          9.14                483               444
     6              25-Mar-05         7.92          9.70                507               460
     7              25-Apr-05         7.14          9.12                480               419
     8              25-May-05         7.36          9.28                486               421
     9              25-Jun-05         7.10          9.10                475               402
     10             25-Jul-05         7.32          9.27                481               405
     11             25-Aug-05         7.07          9.07                470               383
     12             25-Sep-05         7.05          9.07                468               372
     13             25-Oct-05         7.27          9.22                473               373
     14             25-Nov-05         7.01          9.03                462               349
     15             25-Dec-05         7.22          9.20                467               351
     16             25-Jan-06         6.97          9.21                456               344
     17             25-Feb-06         6.95          9.19                453               335
     18             25-Mar-06         7.67          9.77                476               364
     19             25-Apr-06         7.10          9.67                466               367
     20             25-May-06         7.31          9.84                472               371
     21             25-Jun-06         7.06          9.64                460               349
     22             25-Jul-06         7.27          9.98                466               360
     23             25-Aug-06         7.01          9.76                454               337
     24             25-Sep-06         6.99          9.75                450               330
     25             25-Oct-06         7.20         10.24                455               350
     26             25-Nov-06         6.97         10.04                446               331
     27             25-Dec-06         7.18         10.23                451               339
     28             25-Jan-07         6.92         10.15                439               321
     29             25-Feb-07         6.89         10.13                435               314
----------------------------------------------------------------------------------------------
(1) (2) (3)	Assumes 1-month LIBOR at 1.84%, no losses and is run at the pricing speed to call.
Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.
Assumes Forward LIBOR, no losses and is run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

-----------------------------------------------------------------------------------------------------
                Distribution          AFC           AFC              Excess             Excess
   Period            Date            Rate (1)      Rate (2)         Spread bps (1)     Spread bps (3)
-----------------------------------------------------------------------------------------------------
     30             25-Mar-07         7.60         10.80                458               352
     31             25-Apr-07         7.88         10.96                534               412
     32             25-May-07         8.16         11.28                544               428
     33             25-Jun-07         7.90         11.01                534               409
     34             25-Jul-07         8.16         11.46                541               423
     35             25-Aug-07         7.90         11.18                531               403
     36             25-Sep-07         7.89         11.19                529               399
     37             25-Oct-07         8.15         11.79                537               416
     38             25-Nov-07         7.89         11.54                529               399
     39             25-Dec-07         8.15         11.84                542               412
     40             25-Jan-08         7.88         11.69                535               394
     41             25-Feb-08         7.88         11.69                535               390
     42             25-Mar-08         8.43         12.33                553               420
     43             25-Apr-08         7.88         10.63                534               387
     44             25-May-08         8.14         11.03                542               403
     45             25-Jun-08         7.88         10.68                533               382
     46             25-Jul-08         8.14         11.11                541               399
     47             25-Aug-08         7.87         10.76                532               378
     48             25-Sep-08         7.87         10.77                531               375
     49             25-Oct-08         8.13         11.13                540               394
     50             25-Nov-08         7.87         10.81                530               373
     51             25-Dec-08         8.12         11.18                539               388
     52             25-Jan-09         7.86         10.82                529               368
     53             25-Feb-09         7.86         10.83                529               365
     54             25-Mar-09         8.70         11.99                556               417
     55             25-Apr-09         7.85         10.83                528               363
     56             25-May-09         8.11         11.24                537               379
     57             25-Jun-09         7.85         10.88                527               356
     58             25-Jul-09         8.11         11.24                536               374
     59             25-Aug-09         7.84         10.89                527               351
     60             25-Sep-09         7.84         10.89                526               347
----------------------------------------------------------------------------------------------
(1) (2) (3)	Assumes 1-month LIBOR at 1.84%, no losses and is run at the pricing speed to call.
Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.
Assumes Forward LIBOR, no losses and is run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-2

-----------------------------------------------------------------------------------------------------
                 Distribution         AFC          AFC               Excess             Excess
   Period            Date             Rate (1)     Rate (2)         Spread bps (1)     Spread bps (3)
-----------------------------------------------------------------------------------------------------
     61             25-Oct-09         8.10         11.26                535               368
     62             25-Nov-09         7.84         10.90                526               345
     63             25-Dec-09         8.10         11.27                535               361
     64             25-Jan-10         7.84         10.91                526               340
     65             25-Feb-10         7.84         10.92                526               337
     66             25-Mar-10         8.68         12.09                553               393
     67             25-Apr-10         7.83         10.92                526               334
     68             25-May-10         8.10         11.30                535               352
     69             25-Jun-10         7.84         10.94                526               328
     70             25-Jul-10         8.10         11.31                535               348
     71             25-Aug-10         7.83         10.95                525               325
     72             25-Sep-10         7.83         10.95                525               322
     73             25-Oct-10         8.09         11.32                534               342
     74             25-Nov-10         7.83         10.96                525               320
     75             25-Dec-10         8.08         11.33                534               338
     76             25-Jan-11         7.82         10.97                524               316
     77             25-Feb-11         7.82         10.98                524               313
     78             25-Mar-11         8.65         12.15                551               374
     79             25-Apr-11         7.81         10.98                524               311
     80             25-May-11         8.07         11.36                534               330
     81             25-Jun-11         7.81         10.99                525               306
     82             25-Jul-11         8.07         11.37                534               327
     83             25-Aug-11         7.80         11.00                526               303
     84             25-Sep-11         7.80         11.00                526               300
     85             25-Oct-11         8.06         11.38                536               322
     86             25-Nov-11         7.80         11.02                527               298
     87             25-Dec-11         8.05         11.39                536               317
     88             25-Jan-12         7.79         11.03                528               294
     89             25-Feb-12         7.79         11.03                528               294
----------------------------------------------------------------------------------------------
(1) (2) (3)	Assumes 1-month LIBOR at 1.84%, no losses and is run at the pricing speed to call.
Assumes 1-month LIBOR equals 20%, no losses and is run at the pricing speed to call.
Assumes Forward LIBOR, no losses and is run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.